Appendix A

Transfer Agency Agreement for

JPMorgan Funds

List of Entities Covered by the Transfer Agency Agreement

J.P. Morgan Funds Administered by JPMorgan Funds Management, Inc.

As of May 11, 2023

JPMorgan Institutional Trust – Delaware Statutory Trust

JPMorgan Core Bond Trust

JPMorgan Intermediate Bond Trust

J.P. Morgan Fleming Mutual Fund Group, Inc. – Maryland Corporation

JPMorgan Mid Cap Value Fund

J.P. Morgan Mutual Fund Investment Trust – Massachusetts Business Trust

JPMorgan Growth Advantage Fund

JPMorgan Trust I – Delaware Statutory Trust

JPMorgan 100% U.S. Treasury Securities Money Market Fund

JPMorgan Access Balanced Fund

JPMorgan Access Growth Fund

JPMorgan California Municipal Money Market Fund

JPMorgan California Tax Free Bond Fund

JPMorgan Corporate Bond Fund

JPMorgan Diversified Fund

JPMorgan Emerging Markets Debt Fund

JPMorgan Emerging Markets Equity Fund

JPMorgan Equity Focus Fund1

JPMorgan Europe Dynamic Fund

JPMorgan Federal Money Market Fund

JPMorgan Floating Rate Income Fund

JPMorgan Global Allocation Fund

JPMorgan Global Bond Opportunities Fund

JPMorgan Hedged Equity Fund

JPMorgan High Yield Municipal Fund2

JPMorgan Income Builder Fund

JPMorgan Income Fund

JPMorgan International Equity Fund

JPMorgan International Focus Fund

JPMorgan International Value Fund3

JPMorgan Managed Income Fund

JPMorgan Mid Cap Equity Fund

JPMorgan National Municipal Income Fund

JPMorgan New York Municipal Money Market Fund

JPMorgan New York Tax Free Bond Fund

JPMorgan Opportunistic Equity Long/Short Fund

[1]	To be liquidated and reorganized under the JPMorgan Equity Focus ETF mid 2023.
[2]	To be liquidated and reorganized under the JPMorgan High Yield Municipal ETF mid 2023.
[3]	To be renamed JPMorgan Developed International Value Fund mid 2023.

JPMorgan Prime Money Market Fund

JPMorgan Research Market Neutral Fund

JPMorgan Short Duration Core Plus Fund

JPMorgan Small Cap Blend Fund

JPMorgan Small Cap Equity Fund

JPMorgan Small Cap Sustainable Leaders Fund

JPMorgan SmartRetirement Income Fund

JPMorgan SmartRetirement 2020 Fund

JPMorgan SmartRetirement 2025 Fund

JPMorgan SmartRetirement 2030 Fund

JPMorgan SmartRetirement 2035 Fund

JPMorgan SmartRetirement 2040 Fund

JPMorgan SmartRetirement 2045 Fund

JPMorgan SmartRetirement 2050 Fund

JPMorgan SmartRetirement 2055 Fund

JPMorgan SmartRetirement 2060 Fund

JPMorgan SmartRetirement Blend Income Fund

JPMorgan SmartRetirement Blend 2020 Fund

JPMorgan SmartRetirement Blend 2025 Fund

JPMorgan SmartRetirement Blend 2030 Fund

JPMorgan SmartRetirement Blend 2035 Fund

JPMorgan SmartRetirement Blend 2040 Fund

JPMorgan SmartRetirement Blend 2045 Fund

JPMorgan SmartRetirement Blend 2050 Fund

JPMorgan SmartRetirement Blend 2055 Fund

JPMorgan SmartRetirement Blend 2060 Fund

JPMorgan Strategic Income Opportunities Fund

JPMorgan Tax Aware Equity Fund

JPMorgan Tax Aware Real Return Fund

JPMorgan Tax Free Money Market Fund

JPMorgan Total Return Fund

JPMorgan U.S. Applied Data Science Value Fund

JPMorgan U.S. Equity Fund

JPMorgan U.S. GARP Equity Fund

JPMorgan U.S. Large Cap Core Plus Fund

JPMorgan U.S. Research Enhanced Equity Fund

JPMorgan U.S. Small Company Fund

JPMorgan U.S. Sustainable Leaders Fund

JPMorgan U.S. Value Fund

JPMorgan Unconstrained Debt Fund

JPMorgan Value Advantage Fund

JPMorgan Trust II – Delaware Statutory Trust

JPMorgan Core Bond Fund

JPMorgan Core Plus Bond Fund

JPMorgan Equity Income Fund

JPMorgan Equity Index Fund

JPMorgan Government Bond Fund

JPMorgan High Yield Fund

JPMorgan Investor Balanced Fund

JPMorgan Investor Conservative Growth Fund

JPMorgan Investor Growth & Income Fund

JPMorgan Investor Growth Fund

JPMorgan Large Cap Growth Fund

JPMorgan Large Cap Value Fund

JPMorgan Limited Duration Bond Fund4

JPMorgan Liquid Assets Money Market Fund

JPMorgan Mid Cap Growth Fund

JPMorgan Mortgage-Backed Securities Fund

JPMorgan Municipal Money Market Fund

JPMorgan Short Duration Bond Fund

JPMorgan Short-Intermediate Municipal Bond Fund

JPMorgan Small Cap Growth Fund

JPMorgan Small Cap Value Fund

JPMorgan SMID Cap Equity Fund

JPMorgan Sustainable Municipal Income Fund5

JPMorgan Tax Free Bond Fund

JPMorgan U.S. Government Money Market Fund

JPMorgan U.S. Treasury Plus Money Market Fund

JPMorgan Trust IV – Delaware Statutory Trust

JPMorgan Emerging Markets Research Enhanced Equity Fund

JPMorgan Equity Premium Income Fund

JPMorgan Hedged Equity 2 Fund

JPMorgan Hedged Equity 3 Fund

JPMorgan Institutional Tax Free Money Market Fund

JPMorgan International Hedged Equity Fund

JPMorgan Municipal SMA Fund

JPMorgan Preferred and Income Securities Fund

JPMorgan Securities Lending Money Market Fund

JPMorgan SmartRetirement 2065 Fund

JPMorgan SmartRetirement Blend 2015 Fund6

JPMorgan SmartRetirement Blend 2065 Fund

JPMorgan Ultra-Short Municipal Fund

Undiscovered Managers Funds – Massachusetts Business Trust

Undiscovered Managers Behavioral Value Fund

[4]	To be liquidated and reorganized under the JPMorgan Limited Duration Bond ETF mid 2023.
[5]	To be liquidated and reorganized under the JPMorgan Sustainable Municipal Income ETF mid 2023.
[6]	To liquidate on or about October 25, 2023.

This Appendix A supersedes and replaces any previously executed Appendix A between the parties.

*        *        *         *        *        *

JPMorgan Trust I

JPMorgan Trust II

JPMorgan Trust IV

Undiscovered Managers Funds

J.P. Morgan Fleming Mutual Fund Group, Inc.

J.P. Morgan Mutual Fund Investment Trust

JPMorgan Institutional Trust

JPMorgan Insurance Trust

DST Asset Manager Solutions, Inc.

By:	By:

Name:	Name:

Title:	Title:

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